SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2003

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PLAYBOY ENTERPRISES, INC.

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(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-14790	36-4249478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 NORTH LAKE SHORE DRIVE, CHICAGO, ILLINOIS 60611
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(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 751-8000
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NOT APPLICABLE
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(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

                On May 7, 2003, Playboy Enterprises, Inc. (the “Company”) announced that David F. Zucker is resigning as the Company’s President and Chief Operating Officer, effective May 9, 2003, to become the Chief Executive Officer of Midway Games Inc.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2003	PLAYBOY ENTERPRISES, INC.

By:	/s/ Linda G. Harvard

Linda G. Havard ExecutiveVice President Finance and Operations, and Chief Financial Officer